TO THE STOCKHOLDERS

F

or the nine months ended September 30, 2022, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was (22.18)% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was (22.48)%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was (23.87)% during this period. For the twelve months ended September 30, 2022, return on net asset value was (13.36)% and return to our stockholders was (14.74)% which compares to the return of the S&P 500 Stock Index of (15.47)%. During both time periods, the discount at which our shares traded continued to fluctuate and on September 30, 2022 it was 16.28%.

As detailed in the accompanying financial statements (unaudited), as of September 30, 2022, the net assets applicable to the Company’s Common Stock were $967,087,331 equal to $40.43 per Common Share.

The decrease in net assets resulting from operations for the nine months ended September 30, 2022 was $285,681,617. During this period, the net realized gain on investments was $27,769,938 and the decrease in net unrealized appreciation was $309,085,113. Net investment income for the nine months was $4,117,537. Distributions to preferred and common shareholders amounted to $8,483,979 and $12,183,010, respectively. During the nine months, the Company also repurchased 473,540 of its shares at a cost of $17,952,160, an average discount to net asset value of 16.9%.

Volatility in financial markets has increased markedly over the last several months as the Federal Reserve raises interest rates at a historic pace while simultaneously accelerating quantitative tightening to quell inflation that is running near 40-year highs. The Fed’s activities are withdrawing market liquidity and forcing a deterioration in financial conditions to reduce consumption and asset prices, thereby tightening credit availability and reducing economic growth. Thus far, it has resulted in modest success. Real Gross Domestic Product growth has slowed from the year prior, though inflation rates have proved tougher to break. Recent interest rate changes have yet to work through the economy and may take a bigger bite out of U.S. financial performance as time progresses.

The strong dollar, a byproduct of the Fed’s activities and geopolitical uncertainty, has had a noticeable effect outside of the U.S. with several other economies in or near recession. As well, liquidity problems are emerging in financial markets and are of most concern in sovereign debt markets. In conjunction with poorly received economic policy announcements, the United Kingdom’s credit markets experienced significant volatility amid sharp bond price declines, exposing the high financial leverage in the U.K.’s pension funds. It seems likely that prior potentially aggressive asset allocations, due to repressed interest rates during the past decade, may have resulted in elevated risk in other sovereign debt markets and economies.

Investors face difficult choices as conditions deteriorate due to current Federal Reserve policy. Potential corporate earnings disappointments and margin contraction may leave the equity markets vulnerable to further repricing. Meanwhile, other asset markets are correcting. Housing prices in the U.S. and Canada, which arguably had near bubble-like pricing last year, are in the throes of a correction due primarily to mortgage rates that have nearly doubled. The vise of higher inflation, lower net worth, and a rising probability of recession is squeezing consumer sentiment and corporate confidence.

Equities may remain in turmoil, with a 2-year U.S. Treasury Note yielding over 4.5% and bond markets experiencing significant losses. There have been few places for investors to hide. However, amid all the gloom, there are some positives. Investor sentiment is extremely poor and may reflect over-discounting of these changed circumstances. Stresses on the world’s economies are many and perhaps enough to slow the pace of inflation and the worldwide tightening of monetary policy by central banks. Additionally, improving supply chains may relieve some price pressures, reducing future inflation expectations.

Investing in this environment requires a long-term perspective by focusing on opportunities in well-run companies experiencing significant discounts to their long-term potential due to high short-term volatility and investor fears. While fixed-income security yields have risen substantially since last year, equities appear fairly-valued overall.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through September 30, 2022. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

October 26, 2022

2

STATEMENT OF INVESTMENTS September 30, 2022 (Unaudited)
General American Investors

	Shares	COMMON STOCKS		Value (Note 1a)
Communication Services (11.3%)	Media and Entertainment (7.7%)
	510,000	Alphabet Inc. - Class C (a)		$49,036,500
	532,320	Angi Inc. (a)		1,570,344
	50,768	Liberty Broadband Corporation - Series C (a)		3,746,678
	69,500	Meta Platforms, Inc. - Class A (a)		9,429,760
	111,478	The Walt Disney Company (a)		10,515,720
			(Cost $53,686,895)	74,299,002
	Telecommunication Services (3.6%)
	257,950	T-Mobile US, Inc. (a)	(Cost $29,113,957)	34,609,152
			(Cost $82,800,852)	108,908,154

Consumer Discretionary (11.3%)	Retailing (11.3%)
	286,000	Amazon.com, Inc. (a)		32,318,000
	204,592	Bath & Body Works, Inc.		6,669,699
	162,984	Dufry AG (a) (Switzerland)		5,016,544
	167,065	Expedia Group, Inc. (a)		15,652,320
	108,451	Target Corporation		16,093,044
	550,092	The TJX Companies, Inc.		34,171,715
			(Cost $56,742,974)	109,921,322

Consumer Staples (10.6%)	Food, Beverage and Tobacco (6.0%)
	325,000	Nestlé S.A. (Switzerland)		35,270,092
	140,000	PepsiCo, Inc.		22,856,400
			(Cost $15,322,831)	58,126,492
	Food and Staples Retailing (2.6%)
	53,000	Costco Wholesale Corporation	(Cost $1,601,596)	25,030,310

	Household and Personal Products (2.0%)
	435,000	Unilever PLC (Netherlands/United Kingdom)	(Cost $12,310,109)	19,278,272
			(Cost $29,234,536)	102,435,074

Energy (5.6%)	644,230	Cameco Corporation (Canada)		17,078,537
	81,991	Chevron Corporation		11,779,647
	1,470,030	Energy Transfer LP		16,214,431
	1,173,370	Gulf Coast Ultra Deep Royalty Trust		55,148
	83,512	Hess Corporation		9,101,973
			(Cost $33,821,745)	54,229,736

Financials (19.8%)	Banks (2.7%)
	80,000	JPMorgan Chase & Co.		8,360,000
	100,000	M&T Bank Corporation		17,632,000
			(Cost $3,188,933)	25,992,000
	Diversified Financials (6.6%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		44,711,700
	243,415	Nelnet, Inc.		19,276,034
			(Cost $2,968,650)	63,987,734
	Insurance (10.5%)
	937,459	Arch Capital Group Ltd. (a) (Bermuda)		42,691,883
	250,000	Axis Capital Holdings Limited (Bermuda)		12,287,500
	129,196	Everest Re Group, Ltd. (Bermuda)		33,906,198
	205,327	MetLife, Inc.		12,479,775
			(Cost $32,173,630)	101,365,356
			(Cost $38,331,213)	191,345,090

3

STATEMENT OF INVESTMENTS September 30, 2022 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Health Care (9.4%)	Health Care Equipment and Services (0.6%)
	62,000	Abbott Laboratories	(Cost $5,079,301)	$5,999,120

	Pharmaceuticals, Biotechnology and Life Sciences (8.8%)
	79,553	Azenta, Inc.		3,409,642
	141,100	Gilead Sciences, Inc.		8,704,459
	283,439	Intra-Cellular Therapies, Inc. (a)		13,188,417
	240,191	Merck & Co., Inc.		20,685,249
	1,916,099	Paratek Pharmaceuticals, Inc. (a)		4,924,374
	345,808	Pfizer Inc.		15,132,558
	18,076	Regeneron Pharmaceuticals, Inc. (a)		12,452,014
	278,201	Valneva SE (a) (France)		1,423,238
	375,000	Valneva SE ADR (a) (France)		3,768,750
	1,877,497	VBI Vaccines, Inc. (a) (Canada)		1,325,137
			(Cost $62,936,045)	85,013,838
			(Cost $68,015,346)	91,012,958

Industrials (10.8%)	Capital Goods (3.4%)
	146,131	Eaton Corporation plc (Ireland)		19,488,030
	165,000	Raytheon Technologies Corporation		13,506,900
			(Cost $16,856,475)	32,994,930
	Commercial and Professional Services (7.4%)
	524,895	Republic Services, Inc.	(Cost $7,346,689)	71,406,716
			(Cost $24,203,164)	104,401,646

Information Technology (21.5%)	Semiconductors and Semiconductor Equipment (7.2%)
	383,364	AIXTRON SE (Germany)		9,366,598
	101,652	Applied Materials, Inc.		8,328,348
	79,600	ASML Holding N.V. (Netherlands)		33,061,860
	30,000	Broadcom Inc.		13,320,300
	63,009	Universal Display Corporation		5,944,899
			(Cost $27,769,378)	70,022,005
	Software and Services (7.4%)
	35,000	Adobe Inc. (a)		9,632,000
	235,000	Microsoft Corporation		54,731,500
	20,000	Tyler Technologies, Inc. (a)		6,950,000
			(Cost $26,217,956)	71,313,500
	Technology, Hardware and Equipment (6.9%)
	338,000	Apple Inc.		46,711,600
	500,000	Cisco Systems, Inc.		20,000,000
			(Cost $8,631,674)	66,711,600
			(Cost $62,619,008)	208,047,105

Materials (4.9%)	365,141	Agnico Eagle Mines Limited (Canada)		15,419,905
	1,853,042	Alamos Gold Inc. - Class A (Canada)		13,731,041
	970,960	Algoma Steel Group Inc. (Canada)		6,252,982
	488,593	Cleveland-Cliffs Inc. (a)		6,581,348
	190,000	Huntsman Corporation		4,662,600
	874,076	Venator Materials PLC (a) (United Kingdom)		769,187
			(Cost $58,939,315)	47,417,063

Miscellaneous (0.5%)	652,014	Other (c)	(Cost $4,543,722)	4,528,233
		TOTAL COMMON STOCKS (105.7%)	(Cost $459,251,875)	1,022,246,381

4

STATEMENT OF INVESTMENTS September 30, 2022 (Unaudited) - continued
General American Investors

(see notes to unaudited financial statements)

		OPTIONS (a)		Value (Note 1a)
Call	Contracts (100 shares each)	Company/Expiration Date/ Exercise Price/Notional
Materials (0.0%)	600	Huntsman Corporation/October 21, 2022/ $30/$1,800,000	(Cost $87,383)	—

Put
Commercial And Professional Services (0.1%)	1,452	Waste Management, Inc./October 21, 2022/ $165/$23,958,000	(Cost $365,956)	$856,680

		TOTAL OPTIONS (0.1%)	(Cost $453,339)	856,680

	Principal Amount	SHORT-TERM SECURITIES
	$25,000,000	U.S. Treasury Bill due November 17, 2022, 2.605% (d)		24,910,313
	15,000,000	U.S. Treasury Bill due December 15, 2022, 3.066% (d)		14,913,160
	25,000,000	U.S. Treasury Bill due February 16, 2023, 3.014% (d)		24,664,722
			(Cost $64,530,321)	64,488,195
	Shares
	77,422,176	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.89% (e)	(Cost $77,422,176)	77,422,176

		TOTAL SHORT-TERM SECURITIES (14.7%)	(Cost $141,952,497)	141,910,371

TOTAL INVESTMENTS (f) (120.5%)			(Cost $601,657,711)	1,165,013,432
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.8%)				(7,808,926)
				1,157,204,506
PREFERRED STOCK (-19.7%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$967,087,331

Adr - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)Yield to maturity at purchase.

(e)7-day yield.

(f)At September 30, 2022, the cost of investments and derivatives for Federal income tax purposes was $601,843,923; aggregate gross unrealized appreciation was $613,812,161; aggregate gross unrealized depreciation was $51,035,591; and net unrealized appreciation was $562,776,570.

STATEMENT OF OPTIONS WRITTEN September 30, 2022 (Unaudited)
Put	Contracts (100 shares each)	Company/Expiration Date/ Exercise Price/Notional	Premiums Received*	Value (Note 1a)
Materials (0.0%)	1,200	Huntsman Corporation/October 21, 2022/ $27/$3,240,000	$114,862	$330,000

*The maximum cash outlay if all options are exercised is $3,240,000.

5

MAJOR STOCK CHANGES (a): Three Months Ended September 30, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Increases	Net Shares Transacted	Shares Held
New Positions
Huntsman Corporation	190,000	190,000
Valneva SE ADR	375,000	375,000

Additions
Adobe Inc.	5,000	35,000
Agnico Eagle Mines Limited	50,000	365,141
Alamos Gold Inc. - Class A	40,000	1,853,042
Algoma Steel Group Inc.	150,000	970,960
Chevron Corporation	20,000	81,991
Cleveland-Cliffs Inc.	175,000	488,593
Everest Re Group, Ltd.	7,696	129,196
Hess Corporation	15,012	83,512
Paratek Pharmaceuticals, Inc.	163,629	1,916,099
Tyler Technologies, Inc.	9,000	20,000

Decreases
Eliminations
Berkshire Hathaway Inc. - Class B	11,549	—
GXO Logistics, Inc.	147,300	—

Reductions
Angi Inc.	478,905	532,320
Apple Inc.	10,000	338,000
Bath & Body Works, Inc.	120,000	204,592
Cisco Systems, Inc.	25,000	500,000
Dufry AG	30,000	162,984
MetLife, Inc.	21,600	205,327
Regeneron Pharmaceuticals, Inc.	3,000	18,076
Target Corporation	22,500	108,451
Universal Display Corporation	5,000	63,009
Valneva SE	125,000	278,201
The Walt Disney Company	5,000	111,478

(a)Common shares unless otherwise noted.

6

PORTFOLIO DIVERSIFICATION September 30, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2022 is shown in the table.

Industry Category	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$27,769	$70,022	7.2%
Software & Services	26,218	71,313	7.4
Technology, Hardware & Equipment	8,632	66,712	6.9
	62,619	208,047	21.5
Financials
Banks	3,189	25,992	2.7
Diversified Financials	2,969	63,988	6.6
Insurance	32,173	101,365	10.5
	38,331	191,345	19.8
Consumer Discretionary
Retailing	56,743	109,921	11.3

Communication Services
Media & Entertainment	53,687	74,299	7.7
Telecommunication Services	29,114	34,609	3.6
	82,801	108,908	11.3
Industrials
Capital Goods	16,856	32,995	3.4
Commercial & Professional Services	7,713	72,264	7.5
	24,569	105,259	10.9
Consumer Staples
Food, Beverage & Tobacco	15,323	58,127	6.0
Food & Staples Retailing	1,601	25,030	2.6
Household & Personal Products	12,310	19,278	2.0
	29,234	102,435	10.6
Health Care
Health Care Equipment & Services	5,079	5,999	0.6
Pharmaceuticals, Biotechnology & Life Sciences	62,936	85,014	8.8
	68,015	91,013	9.4

Energy	33,822	54,230	5.6
Materials	59,027	47,417	4.9
Miscellaneous**	4,544	4,528	0.5

	459,705	1,023,103	105.8
Short-Term Securities	141,953	141,910	14.7
Total Investments	$601,658	1,165,013	120.5
Liabilities In Excess Of Other Assets		(7,809)	(0.8)
Preferred Stock		(190,117)	(19.7)
Net Assets Applicable To Common Stock		$967,087	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

7

STATEMENT OF ASSETS AND LIABILITIES September 30, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $459,251,875)		$1,022,246,381
Purchased options (cost $453,339; note 4)		856,680
U.S. Treasury bills (cost $64,530,321)		64,488,195
Money market fund (cost $77,422,176)		77,422,176

Total investments (cost $601,657,711)		1,165,013,432

OTHER ASSETS
Cash	$9,749
Receivable for securities sold	2,496,250
Dividends, interest and other receivables	1,156,820
Present value of future office lease payments (note 8)	3,646,784
Qualified pension plan asset, net excess funded (note 7)	9,993,767
Prepaid expenses, fixed assets, and other assets	789,959	18,093,329

TOTAL ASSETS		1,183,106,761

Liabilities
Payable for securities purchased	4,993,201
Accrued compensation payable to officers and employees	3,141,370
Outstanding options written, at value (premiums received $114,862; note 4)	330,000
Accrued Preferred Stock dividend not yet declared	219,955
Present value of future office lease payments (note 8)	3,646,784
Accrued supplemental pension plan liability (note 7)	6,659,389
Accrued supplemental thrift plan liability (note 7)	6,244,196
Accrued expenses and other liabilities	667,360

TOTAL LIABILITIES		25,902,255

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 23,921,324 shares (note 5)		$967,087,331

NET ASSET VALUE PER COMMON SHARE		$40.43

Net Assets Applicable to Common Stock
Common Stock, 23,921,324 shares at par value (note 5)	$23,921,324
Additional paid-in capital (note 5)	358,705,508
Unallocated distributions on Preferred Stock	(8,703,934)
Total distributable earnings (note 5)	591,774,322
Accumulated other comprehensive income (note 7)	1,390,111

NET ASSETS APPLICABLE TO COMMON STOCK		$967,087,331

8

STATEMENT OF OPERATIONS Nine Months Ended September 30, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $318,427)		$12,003,426
Interest		978,514
		12,981,940

Expenses
Investment research	$4,768,950
Administration and operations	2,446,685
Office space and general	760,669
Transfer agent, custodian, and registrar fees and expenses	260,442
Auditing and legal fees	247,462
Directors’ fees and expenses	179,880
State and local taxes	120,203
Stockholders’ meeting and reports	80,112	8,864,403

NET INVESTMENT INCOME		4,117,537

Net Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain (loss) on investments:
Common stocks	27,558,869
Purchased options	208,170
Written options	15,448
Foreign currency transactions	(12,549)
	27,769,938
Net increase (decrease) in unrealized appreciation:
Common stocks	(309,386,173)
Purchased options	614,532
Written options	(230,745)
Short-term securities and other	(82,727)
	(309,085,113)
GAINS AND DEPRECIATION ON INVESTMENTS		(281,315,175)
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS		(277,197,638)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(285,681,617)

9

STATEMENTS OF CHANGES IN NET ASSETS
General American Investors

(see notes to unaudited financial statements)

Operations	Nine Months Ended September 30, 2022 (Unaudited)	Year Ended December 31, 2021
Net investment income	$4,117,537	$562,688
Net realized gain on investments	27,769,938	92,595,731
Net increase (decrease) in unrealized appreciation	(309,085,113)	200,452,478
	(277,197,638)	293,610,897

Distributions to Preferred Stockholders	(8,483,979)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(285,681,617)	282,298,925

Other Comprehensive Income - Funded Status of Defined Benefit Plans (Note 7)	—	4,775,994

Distributions to Common Stockholders	(12,183,010)	(78,805,645)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	115,454	27,517,502
Cost of Common Shares purchased	(17,952,160)	(40,969,175)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(17,836,706)	(13,451,673)

NET INCREASE (DECREASE) IN NET ASSETS	(315,701,333)	194,817,601

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,282,788,664	1,087,971,063

END OF PERIOD	$967,087,331	$1,282,788,664

10

FINANCIAL HIGHLIGHTS
General American Investors

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the nine months ended September 30, 2022 and for each year in the five-year period ended December 31, 2021. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Nine Months Ended September 30, 2022 (unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$52.59	$44.00	$43.70	$34.51	$40.47	$37.56
Net investment income	0.16	0.02	0.13	0.33	0.31	0.32
Net gain (loss) on common stocks, options and other-realized and unrealized	(11.47)	12.14	3.10	11.78	(3.03)	6.23
Other comprehensive income (loss)	—	0.20	0.03	(0.01)	(0.05)	0.08
	(11.31)	12.36	3.26	12.10	(2.77)	6.63
Distributions on Preferred Stock:
Dividends from net investment income	—	(0.06)	(0.03)	(0.07)	(0.06)	(0.04)
Distributions from net capital gains	—	(0.41)	(0.43)	(0.39)	(0.38)	(0.39)
Unallocated	(0.35)	—	—	—	—	—
	(0.35)	(0.47)	(0.46)	(0.46)	(0.44)	(0.43)
Total from investment operations	(11.66)	11.89	2.80	11.64	(3.21)	6.20
Distributions on Common Stock:
Dividends from net investment income	—	(0.46)	(0.15)	(0.39)	(0.29)	(0.30)
Distributions from net capital gains	(0.50)	(2.84)	(2.35)	(2.06)	(2.46)	(2.99)
	(0.50)	(3.30)	(2.50)	(2.45)	(2.75)	(3.29)
Net asset value, end of period	$40.43	$52.59	$44.00	$43.70	$34.51	$40.47
Per share market value, end of period	$33.85	$44.20	$37.19	$37.74	$28.44	$34.40

TOTAL INVESTMENT RETURN -
Stockholder return, based on market price per share	(22.48)%*	28.16%	5.23%	41.54%	(9.87)%	21.21%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$967,087	$1,282,789	$1,087,971	$1,081,698	$896,789	$1,070,483
Ratio of expenses to average net assets applicable to Common Stock	1.05%**	1.24%	1.22%	1.28%	1.20%	1.28%
Ratio of net income to average net assets applicable to Common Stock	0.49%**	0.05%	0.32%	0.81%	0.78%	0.79%
Portfolio turnover rate	11.74%*	24.74%	19.33%	17.76%	23.00%	19.58%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	609%	775%	672%	669%	572%	663%
Asset coverage per share	$152.17	$193.68	$168.07	$167.24	$142.93	$165.77
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.30	$26.86	$27.50	$27.60	$25.72	$26.59

*Not annualized

**Annualized

11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies and Other Matters – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt, domestic and foreign, and U.S. government securities are generally traded in the over-the-counter market rather than on a national securities exchange. The Company utilizes the latest bid prices furnished by independent pricing services with respect to transactions in such securities to determine current market value if maturity date exceeds 60 days. Investments in such securities maturing within 60 days or less are valued at amortized cost. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c. Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income is recognized daily on the accrual basis, adjusted for the accretion of discounts and amortization of premiums.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

1. Significant Accounting Policies and Other Matters – (Continued from bottom of previous page.)

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

i. Coronavirus Pandemic The Coronavirus (COVID-19) pandemic has caused significant humanitarian and economic disruption both nationally and internationally for over two years. For the most part, governments worldwide have responded with significant fiscal and monetary stimulus to offset the decline in commercial activity. Multiple vaccines and improved treatments have been developed and administered to those seeking immunization or requiring medical intervention with the goal of reducing the impact of the virus. Increased market volatility has occurred as a result of the discovery and spread of variants in the virus. More recently, the expiration of fiscal stimulus programs and reduced monetary accommodations by the Federal Reserve (i.e., cessation of asset purchases, asset sales and increasing interest rates) have contributed to further market volatility. The Company is currently operating in a hybrid work fashion (i.e., work from both home and in the office) but, otherwise continues to operate without significant adverse impact.

2. Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2022:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,022,246,381	—	—	$1,022,246,381
Purchased options	856,680	—	—	856,680
U.S. Treasury bills	—	64,488,195	—	64,488,195
Money market fund	77,422,176	—	—	77,422,176
Total	$1,100,525,237	64,488,195	—	$1,165,013,432

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NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

2. Fair Value Measurements – (Continued from bottom of previous page.)

Liabilities	Level 1	Level 2	Level 3	Total
Options written	$(330,000)	—	—	$(330,000)

No transfers among levels occurred during the nine month ended September 30, 2022.

3. Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2022 amounted to $139,377,382 and $200,113,850, on long transactions, respectively.

4. Options – The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the nine months ended September 30, 2022 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2021	3,868	$355,007	—	—
Purchased	600	87,383	1,952	$479,052
Sold	(3,868)	(355,007)	(500)	(113,096)
Outstanding, September 30, 2022	600	$87,383	1,452	$365,956

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2021	395	$80,782	—	—
Written	3,843	807,249	1,670	$346,307
Terminated in closing purchase transaction	(2,903)	(525,354)	—	—
Assigned	(1,335)	(362,677)	(300)	(143,390)
Expired	—	—	(170)	(88,055)
Outstanding, September 30, 2022	—	$—	1,200	$114,862

5. Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 23,921,324 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on September 30, 2022.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage level of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain amount of discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class. Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would

14

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

5. Capital Stock and Dividend Distributions – (Continued from bottom of previous page.)

adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the nine months ended September 30, 2022 and the year ended December 31, 2021 were as follows:

	Shares		Amount
	2022	2021	2022	2021
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	2,730	644,438	$2,730	$644,438
Increase in paid-in capital	—	—	112,724	26,873,064
Total increase	2,730	644,438	115,454	27,517,502
Par value of Shares purchased (at an average discount from net asset value of 16.9% and 15.1%, respectively)	(473,540)	(980,510)	(473,540)	(980,510)
Decrease in paid-in capital	—	—	(17,478,620)	(39,988,665)
Total decrease	(473,540)	(980,510)	(17,952,160)	(40,969,175)
Net decrease	(470,810)	(336,072)	$(17,836,706)	$(13,451,673)

At September 30, 2022, the Company held in its treasury 8,059,548 shares of Common Stock with an aggregate cost of $283,667,875.

The tax basis of distributions declared and paid during the year ended December 31, 2021 are as follows: ordinary distributions of $12,422,208 and net capital gains distributions of $77,695,409. As of December 31, 2021, distributable earnings on a tax basis totaled $888,297,456 consisting of $16,463,026 from undistributed net capital gains and $871,834,430 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2021. As a result, additional paid-in capital was decreased by $1,500,000 and total distributable earnings was increased by $1,500,000. Net assets were not affected by this reclassification. As of December 31, 2021, the Company had wash loss deferrals of $364,013 and straddle loss deferrals of $2,406,207.

6. Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the nine months ended September 30, 2022 to its officers (identified on back cover) amounted to $5,574,004.

7. Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the nine months ended September 30, 2022 were:

Service cost	$541,181
Interest cost	617,698
Expected return on plan assets	(1,465,439)
Amortization of recognized net actuarial loss	113,592
Net periodic benefit cost	$(192,968)

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate contra expense cost of such plans for the nine months ended September 30, 2022 was $432,298. The qualified thrift plan acquired 24,500 shares in the open market of the Company’s Common Stock during the nine months ended September 30, 2022 and held 584,705 shares of the Company’s Common Stock at September 30, 2022.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

8. Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $445,700 for the nine months ended September 30, 2022. The Company has the option to extend the lease for an additional five years at market rates. As of September 30, 2022, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2022	$156,000
2023	631,000
2024	663,000
2025	663,000
2026	663,000
Thereafter	1,216,000
Total Remaining Lease Payments	3,992,000
Effect of Present Value Discounting	(345,216)
Present Value of Future Office Lease Payments	$3,646,784

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 13-14. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2022 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 21, 2022, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2021 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

THIRD QUARTER REPORT

September 30, 2022

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr. Rodney B. Berens Clara E. Del Villar John D. Gordan, III Betsy F. Gotbaum	Rose P. Lynch Jeffrey W. Priest Savannah Sachs Henry R. Schirmer

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com